Investor Presentation December 7, 2006 Exhibit 99.1

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company’s ability to develop new markets, its fleet and growth plans, its low cost advantage
vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.
These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.
Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings
Form 10-K/A for the year ended December 31, 2005.
Safe Harbor Disclosure
Safe Harbor Disclosure

Youngest all-Boeing fleet in America
—
123 Airplanes – 87 717s / 36 737s
53 cities served
7 consecutive years of profitability
—
One of two consistently profitable airlines
Stable and experienced management
AirTran Airways Today
AirTran Airways Today

AirTran Airways 2006 YTD Highlights
AirTran Airways 2006 YTD Highlights
Network expansion
—
Capacity +25%
—
RPMs +25%
—
15.0 million passengers, +23%
—
Strong RASM improvement
Opened two new cities in 2006:
—
White Plains, New York and Seattle, Washington
Announced three new cities starting in 2007:
—
Newburgh, New York, Daytona Beach, Florida, and Phoenix, Arizona
All-time record quarterly profit in 2Q 2006

5 6 7 8 9 10 11 While legacy costs are down, gap remains large (cents) Non-Fuel Unit Costs at 649 Miles for 1H 2006 AirTran Has Very Low Costs AirTran Has Very Low Costs

50
60
70
80
90
100
Q105 Q205 Q305 Q405 Q106 Q206 Q306
jetBlue Southwest AirTran
FTE’s per Aircraft
JBLU +39%
LUV   +14%
AirTran Has Industry Leading Employee Efficiency
AirTran Has Industry Leading Employee Efficiency

Productive workforce at all levels
Young, simplified fleet
—
Fuel efficient
—
Attractive ownership costs
Efficient use of facilities
Competition for heavy maintenance contracts
Low cost distribution
—
Over 70% of sales are directly with AirTran
(Reservations or AirTran.com)
What Creates AirTran’s Low Cost Advantage?
What Creates AirTran’s Low Cost Advantage?

6.00
6.25
6.50
6.75
7.00
7.25
2001 2002 2003 2004 2005 2006E
* Excludes non-recurring special items
(cents per mile)
Lowering Costs Is Not A One Time Event
Lowering Costs Is Not A One Time Event
AirTran’s Non-Fuel Unit Cost Trend

Increases crew productivity
—
No additional staffing required
—
17% increase in seats
Transcontinental range increases productivity
—
Potential utilization of 12-13 hrs/day vs. 11 hrs/day on 717s
Even better fuel economy than the 717 per seat
Order timing was at the bottom of the market (June 2003)
—
Negotiated maintenance agreements as part of purchase to ensure lowest combined ownership and maintenance
New 737 Aircraft Will Continue To Drive Down Costs
New 737 Aircraft Will Continue To Drive Down Costs

10 0 50 100 150 200 2003 2004 2005 2006 2007 2008 2009 2010 717s 737s 184 170 152 137 125 105 87 74 Aircraft Low Cost Fleet Plan Low Cost Fleet Plan Currently 123 Aircraft: 87 717s / 36 737s

Non-Fuel CASM
6
8
10
12
Q201 Q201 Q206 Q206
0
2
4
6
8
10
12
2006E 2006E 2007E 2007E
Non-Fuel CASM Fuel CASM
AAI 11%
Higher
AAI 3%
Higher
AAI -39%
Lower
AAI -30%
Lower
AirTran Poised To Become Industry’s Lowest Cost Provider
(cents)
(cents)
Among Low Cost Industry Leaders
Among Low Cost Industry Leaders
Despite Bankruptcy, AAI Cost Advantage vs. DAL has Widened

Assigned seating
Business class
—
Only major U.S. airline with business class on every flight
Convenient distribution
—
Internet/Kiosks
—
Telephone reservations and airport sales
—
Travel agencies
XM Radio and oversized luggage bins
Friendly crewmembers
Low Costs Does Not Mean Budget Service
Low Costs Does Not Mean Budget Service

Grand Bahama
Boston Boston
Houston
New Orleans
Miami Miami
Ft. Lauderdale Ft. Lauderdale
West Palm Beach West Palm Beach
Seattle
Newburgh
White Plains
New York City
Philadelphia Philadelphia
Newark
Baltimore Baltimore
Washington, D.C. Washington, D.C.
Richmond Richmond
Newport News/ Newport News/
Williamsburg Williamsburg
Raleigh/Durham
Charlotte
Myrtle Beach
Atlanta
Savannah
Jacksonville
Daytona Beach
Orlando
Tampa
Dayton
Milwaukee
Flint
Detroit
Buffalo/Niagara
Rochester
Bloomington
San Diego
Orange County
Las Vegas
Denver
San Francisco
San Jose
Fresno
Los Angeles
Reno / Tahoe
Sacramento
San Antonio
St. Louis
Nashville
Portland
Salt Lake City
Anchorage Anchorage
Calgary
Spokane
Boise
Billings
Minneapolis
Mexico
(8 Destinations)
Pittsburgh
Akron-Canton
Indianapolis
Memphis
Little Rock
Oklahoma City
Tulsa
Wichita
Gulfport/Biloxi
Dallas/Ft. Worth
Austin
Pensacola
Sarasota
Ft. Myers Ft. Myers
Kansas City
Omaha
Chicago
Moline
Tucson
Albuquerque
El Paso
Phoenix
Frontier Alliance Will Create A Broad National Network

Announced mid-November
Creates a low cost, low complexity alliance that will
generate additional revenue in near term
Combines AirTran’s East coast network with Frontier’s
Western U.S. network
Expands the scope and value of the frequent traveler
program; earn and redeem on both networks
Unique online and call center referral program
Provides a platform for expanded code share in the future
Marketing Alliance With Frontier
Marketing Alliance With Frontier

JetBlue
AirTran
Southwest
United
Alaska
America West
Northwest
American
Continental
ATA
JetBlue
Alaska
Southwest
America West
US Airways
Northwest
Continental
AirTran
United
ATA
US Airways
Alaska
Southwest
America West
Continental
American
Delta
United
Northwest
American Eagle
AirTran
Alaska
US Airways
Northwest
Southwest
Delta
American
America West
Continental
United
American Eagle
AirTran
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
NR.
2004
2003
2002
2001
JetBlue
AirTran
Independence
Southwest
United
America West
Northwest
Continental
Alaska
American
2005
* Wichita State University and University of Nebraska, Omaha
AirTran Maintains High Airline Quality Rating
AirTran Maintains High Airline Quality Rating

16 Low Costs And Modern Jets Create Great Growth Opportunities Low Costs And Modern Jets Create Great Growth Opportunities

Grand Bahama Grand Bahama
Minneapolis
Boston
Houston
New Orleans
Miami Miami
Ft. Lauderdale Ft. Lauderdale
Wichita
Kansas City
West Palm Beach West Palm Beach
Chicago
Los Angeles
San Francisco
Seattle
Denver
Growth Since 9/11/01
Cities:    20
Routes:  89
Newburgh
White Plains
New York City
Philadelphia
Newark
Baltimore
Washington, D.C.
Richmond
Newport News/
Williamsburg
Raleigh/Durham
Charlotte
Myrtle Beach
Atlanta
Savannah
Jacksonville
Daytona Beach
Orlando
Ft. Myers Ft. Myers
Sarasota Sarasota
Tampa Tampa
Pensacola
Gulfport/Biloxi
Dallas/Ft. Worth
Memphis
Dayton
Moline
Milwaukee
Akron-Canton
Pittsburgh
Flint
Detroit
Buffalo/Niagara
Rochester
Las Vegas
Bloomington
Indianapolis
Phoenix
AirTran Today:  Capitalizing On Opportunities
AirTran Today:  Capitalizing On Opportunities

Bloomington
Buffalo
Newark
Pittsburgh
Miami
West Palm Beach
Denver
Pensacola
Freeport
Wichita
Houston
Gulfport
Los Angeles
Kansas City
Memphis
Moline
Minneapolis
New Orleans
San Francisco
New York
Savannah
Jacksonville
Washington
Myrtle Beach
Raleigh-Durham
Flint
Las Vegas
Cities >=5 destinations
Jan02 3
Jan03 4
Jan04 8
Jan05 9
Jan06 13
Jan07 16
Dayton
52
Milwaukee
Charlotte
Richmond
Seattle
13
10
9
5
8
8
6
6
9
5
White Plains
6
11
5
6
Newburgh
24
Daytona Beach
Phoenix
Network Breadth Drives Costs
And Revenue Efficiencies
Network Breadth Drives Costs
And Revenue Efficiencies
Orlando
Baltimore
Atlanta
Chicago
Tampa
Boston
Akron/
Canton
Ft. Lauderdale
Indianapolis
Philadelphia
Rochester
Ft. Myers
Dallas
Sarasota
Newport News
Detroit

0 100 200 300 400 500 600 700 800 900 1,000
UAUA-San Francisco
LCC-Philadelphia
JBLU-New York
LUV-Baltimore
LCC-Phoenix
LUV-Phoenix
AMR-Miami
LUV-Chicago
CAL-Newark
AAI-Atlanta
LCC-Charlotte
LUV-Las Vegas
UAUA-Denver
AMR-Chicago
NWAC-Detroit
NWAC-Minneapolis
UAUA-Chicago
CAL-Houston
DAL-Atlanta
AMR-Dallas
Mainline Departures Regional Departures
215 daily departures in Jan 2007
AirTran’s Atlanta Hub Is Now One Of
The Nations Largest Mainline Hubs
AirTran’s Atlanta Hub Is Now One Of
The Nations Largest Mainline Hubs

130
135
140
145
150
155
160
165
Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408
5%
10%
15%
20%
25%
Original Aircraft Adjusted Aircraft
Original ASM Growth Adjusted ASM Growth
Total Aircraft ASM Growth Rate
Adjusted Fleet Plan
Adjusted Fleet Plan

ASMs per Gallon
0
10
20
30
40
50
60
70
2000 2006
>40% improvement
AirTran's Current Hedge Position
47%
16%
34%
37%
58%
0%
10%
20%
30%
40%
50%
60%
Q106 Q206 Q306 Q406 2007
$2.26/gal
actual
$2.33/gal
actual
$2.03/gal
forecast
$2.06/gal
forecast
$2.06/gal
actual
AirTran Continues To Manage Fuel Exposure
AirTran Continues To Manage Fuel Exposure

-$0.23 +$0.23 NA EPS Change from $65
-$40 +$40 NA Change from $65 ($MM)
$820 $740 $780 2007E Fuel Expense ($MM)
$70 Crude $60 Crude $65 Crude
Forward
Curve
Fuel Sensitivity
Fuel Sensitivity
Company Estimates

AirTran significant beneficiary
—
Delta / US Airways are AirTran’s #1 / #2 competitors
—
Further East Coast capacity reductions are likely
Opportunities exist for asset purchase to solve
concentration issues
Potential Impact of US Airways / Delta Merger
Potential Impact of US Airways / Delta Merger

AirTran has good fundamentals
—
Young fleet
—
Better growth plan with balanced deliveries
—
Experienced management
—
Positioned to become the low cost leader
Significant opportunities remain
—
4 to 5 new cities per year
—
Connecting existing cities
Taking steps to slow growth rate in 2007 and 2008
Summary
Summary